Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2006-VT1
Composition of Contract Pool
at December 31, 2006

		Weighted	Weighted	Average
	Current	Average	Average	Required
Number	Required	Original	Remaining	Payoff
of	Payoff	Term	Term	Amount
Contracts	Amount			(Range)

70,443	$669,444,905	45.25 months	28.44 months	$9,503
($0 to $3,219,613.06)

Type of Contract
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Contract	Contracts	Contracts	Amount	Amount
True Leases	38,068	54.04%	450,357,581	67.27%
Finance Leases	32,375	45.96	219,087,324	32.73
Total	70,443	100.00%	669,444,905	100.00%

CIT Equipment Collateral 2006-VT1
Geographical Distribution
(Based on obligor billing address)
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
State	Contracts	Contracts	Amount	Amount
Alabama	812	1.15%	5,284,585	0.79%
Alaska	122	0.17	517,453	0.08
Arizona	1,316	1.87	18,802,415	2.81
Arkansas	397	0.56	7,826,413	1.17
California	8,923	12.67	79,000,961	11.80
Colorado	1,704	2.42	11,356,275	1.70
Connecticut	1,122	1.59	8,270,052	1.24
Delaware	199	0.28	3,912,036	0.58
District of Columbia	250	0.35	2,681,864	0.40
Florida	6,671	9.47	60,541,620	9.04
Georgia	2,222	3.15	22,715,794	3.39
Hawaii	129	0.18	500,406	0.07
Idaho	199	0.28	928,602	0.14
Illinois	1,590	2.26	17,245,100	2.58
Indiana	995	1.41	5,662,643	0.85
Iowa	357	0.51	2,115,114	0.32
Kansas	392	0.56	3,370,931	0.50
Kentucky	567	0.80	4,295,077	0.64
Louisiana	722	1.02	5,624,789	0.84
Maine	114	0.16	503,094	0.08
Maryland	1,374	1.95	10,404,435	1.55
Massachusetts	2,381	3.38	21,579,661	3.22
Michigan	2,260	3.21	20,580,883	3.07
Minnesota	1,151	1.63	9,788,713	1.46
Mississippi	357	0.51	1,541,006	0.23
Missouri	981	1.39	7,931,191	1.18
Montana	160	0.23	1,316,490	0.20
Nebraska	266	0.38	4,812,194	0.72
Nevada	508	0.72	3,031,519	0.45
New Hampshire	395	0.56	2,218,771	0.33
New Jersey	3,516	4.99	40,101,817	5.99
New Mexico	277	0.39	1,937,070	0.29
New York	5,672	8.05	61,563,224	9.20
North Carolina	1,988	2.82	14,082,354	2.10
North Dakota	152	0.22	1,458,722	0.22
Ohio	1,869	2.65	19,185,140	2.87
Oklahoma	519	0.74	3,739,194	0.56
Oregon	988	1.40	8,708,833	1.30
Pennsylvania	2,852	4.05	27,838,384	4.16
Rhode Island	254	0.36	5,723,076	0.85
South Carolina	741	1.05	6,309,054	0.94
South Dakota	95	0.13	495,674	0.07
Tennessee	1,487	2.11	12,501,492	1.87
Texas	6,408	9.10	69,874,422	10.44
Utah	402	0.57	3,920,242	0.59
Vermont	143	0.20	492,920	0.07
Virginia	1,731	2.46	18,477,157	2.76
Washington	1,334	1.89	12,260,745	1.83
West Virginia	258	0.37	1,278,152	0.19
Wisconsin	1,039	1.47	14,846,609	2.22
Wyoming	82	0.12	290,536	0.04
Total	70,443	100.00%	669,444,905	100.00%

CIT Equipment Collateral 2006-VT1
Payment Status
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Days Delinquent	Contracts	Contracts	Amount	Amount

Current, including 1 to 30 day
delinquent contracts	67,196	95.39%	647,121,052	96.67%
31-60 days delinquent	1,532	2.17	12,635,238	1.89
61-90 days delinquent	655	0.93	4,598,076	0.69
91-120 days delinquent	503	0.71	2,474,365	0.37
Over 120 days delinquent	557	0.79	2,616,175	0.39
Total	70,443	100.00%	669,444,905	100.00%

Equipment Type
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Equipment	Contracts	Contracts	Amount	Amount

Computers	49,183	69.82%	340,847,079	50.91%
Telecommunciations	6,791	9.64	144,266,725	21.55
General Office Equipment/Copiers	9,493	13.48	134,709,924	20.12
Automotive	2,967	4.21	17,976,001	2.69
Software	422	0.60	17,014,622	2.54
Other (1)	1,177	1.67	10,456,264	1.56
Resources	405	0.57	4,132,912	0.62
Machine Tools	5	0.01	41,378	0.01
Total	70,443	100.00%	669,444,905	100.00%

(1) Includes $269,751.52 as the largest and $8,883.83 as the average Required Payoff Amount.

CIT Equipment Collateral 2006-VT1
Required Payoff Amount
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Required Payoff Amount	Contracts	Contracts	Amount	Amount

0.00 - 5,000.00	45,934	65.21%	90,483,956	13.52%
5,000.01 - 10,000.00	11,861	16.84	84,023,959	12.55
10,000.01 - 15,000.00	4,716	6.69	57,404,553	8.57
15,000.01 - 25,000.00	3,544	5.03	67,817,292	10.13
25,000.01 - 50,000.00	2,443	3.47	84,220,909	12.58
50,000.01 - 100,000.00	1,102	1.56	75,329,138	11.25
100,000.01 - 150,000.00	360	0.51	43,736,481	6.53
150,000.01 - 250,000.00	262	0.37	49,906,376	7.45
250,000.01 - 500,000.00	153	0.22	52,706,941	7.87
500,000.01 - 1,000,000.00	47	0.07	32,137,415	4.80
1,000,000.01 - 2,000,000.00	18	0.03	23,785,442	3.55
2,000,000.01 - 3,000,000.00	2	0.00	4,672,830	0.70
3,000,000.01 - 3,219,613.06	1	0.00	3,219,613	0.48
Total	70,443	100.00%	$669,444,905	100.00%

Remaining Term
at December 31, 2006
		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Remaining Terms of Contracts	Contracts	Contracts	Amount	Amount
(months)

0- 12	13,964	19.82%	59,124,649	8.83%
13- 24	31,551	44.79	277,703,134	41.48
25- 36	11,335	16.09	95,153,793	14.21
37- 48	12,702	18.03	212,295,592	31.71
49- 60	889	1.26	22,704,720	3.39
61- 72	2	0.00	2,463,016	0.37
Total	70,443	100.00%	669,444,905	100.00%

Distribution by Originator
at December 31, 2006
		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Distriution by Originator	Contracts	Contracts	Amount	Amount

DFS	48,305	68.57%	346,467,507	51.75%
CIT Technology	12,446	17.67	161,258,611	24.09
CIT Communications (Avaya)	6,725	9.55	143,742,786	21.47
Snap-on Credit	2,967	4.21	17,976,001	2.69
Total	70,443	100.00%	669,444,905	100.00%

CIT Equipment Collateral 2006-VT1
Types of Obligor
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Obligor	Contracts	Contracts	Amount	Amount

Service Organizations (1)	33,957	48.20%	331,016,370	49.45%
Manufacturing	6,925	9.83	100,499,824	15.01
Finance, Insurance, & Real Estate (Finanical Institutions)	5,537	7.86	53,860,594	8.05
Medical /Healthcare Organizations	3,351	4.76	40,104,834	5.99
Wholesale Trade	3,892	5.53	34,650,042	5.18
Retail Trade	5,234	7.43	30,243,691	4.52
Public Administration	853	1.21	15,650,630	2.34
Other (2)	3,890	5.52	15,366,006	2.30
Construction	2,970	4.22	13,517,749	2.02
Communications & Utilities	776	1.10	10,807,458	1.61
Transportation	1,330	1.89	8,177,588	1.22
Printing, Publishing & Allied Products	693	0.98	7,797,169	1.16
Resources & Agriculture	1,035	1.47	7,752,949	1.16
Total	70,443	100.00%	669,444,905	100.00%

(1)	Primarily: Miscellaneous Service Organizations (29.28%); Business Services (20.96%); Engineering, Accounting and Research (18.37%); Automotive Repair, Services & Parts (6.26%) and Legal Services (5.69%).

(2)	Includes $1,283,106.46 as the largest required payoff amount relating to a single obligor.

     As shown in the table above, the servicer's records lists 2.30% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 2.15% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.15% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

	Number	% of Total	Required	Required
Obligors (including contracts securing	of	Number of	Payoff	Payoff
vendor loans )	Contracts	Contracts	Amount	Amount

Top 5 Obligors	600	0.85%	$39,009,191	5.83%

     The Top 5 obligors conduct business in the Manufacturing Industries (3.57%); Medical/healthcare Industries (1.34%), And Service Industries (0.92%).

CIT Equipment Collateral 2006-VT1
Scheduled Payments from the Contracts
at December 31, 2006

Collection	Scheduled	Collection	Scheduled
Period	Cashflows	Period	Cashflows

Positive Rent Due	6,543,017.82

January-2007	29,330,481.75	September-2009	7,252,541.14
February-2007	30,619,612.82	October-2009	7,093,059.20
March-2007	30,551,866.13	November-2009	6,814,300.50
April-2007	34,036,273.99	December-2009	6,545,588.04
May-2007	29,753,803.07	January-2010	6,122,038.43
June-2007	29,806,707.78	February-2010	5,632,701.03
July-2007	32,763,941.19	March-2010	5,191,638.55
August-2007	29,599,521.83	April-2010	4,796,715.95
September-2007	27,993,247.82	May-2010	4,187,096.73
October-2007	29,781,324.99	June-2010	3,707,953.75
November-2007	26,367,639.24	July-2010	3,235,000.07
December-2007	25,947,772.26	August-2010	2,748,871.56
January-2008	27,358,271.49	September-2010	2,383,121.86
February-2008	23,068,258.78	October-2010	1,930,979.96
March-2008	21,815,859.49	November-2010	1,432,103.09
April-2008	22,648,358.21	December-2010	976,121.67
May-2008	19,334,114.58	January-2011	558,011.98
June-2008	18,276,486.05	February-2011	257,022.53
July-2008	18,676,117.02	March-2011	205,853.41
August-2008	15,774,226.64	April-2011	156,956.82
September-2008	14,316,456.33	May-2011	62,576.19
October-2008	14,129,017.23	June-2011	56,488.90
November-2008	11,776,451.80	July-2011	56,489.90
December-2008	10,868,512.65	August-2011	54,533.59
January-2009	9,784,581.93	September-2011	54,512.62
February-2009	8,720,752.01	October-2011	51,449.60
March-2009	8,295,874.22	November-2011	51,449.60
April-2009	8,279,289.63	December-2011	46,198.02
May-2009	7,964,674.47	January-2012	45,546.82
June-2009	7,755,901.55	February-2012	45,520.41
July-2009	7,698,224.38	March-2012	45,520.41
August-2009	7,499,426.32